Exhibit 4.1

Certificate No. _________ For ______ Shares Issued to _________________
Transferred from _______________     /   /19
Dated_____________________________, 19_______
Receipt acknowledged_______________________________________
No. Original Certificate _____________
No. Original Shares _______________
No. Of Shares Transferred ____________



                NUMBER                               SHARES

               _________                           _________


                        INCORPORATED UNDER THE LAWS OF

                            THE STATE OF NEW JERSEY
                              EMCORE CORPORATION
                          COMMON STOCK, NO PAR VALUE

                              [ S P E C I M E N ]


This Certifies that ____________________________________ is the owner of
___________________________________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of ____________________ A.D. 19______

__________________________________              ___________________________
SECRETARY/TREASURER                             PRESIDENT
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                         EXPLANATION OF ABBREVIATIONS

          The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations.
Abbreviations, in addition to those appearing below, may be used.

JT TEN          As joint tenants with right of survivorship and     TEN ENT                   As tenants by the entireties
                not as tenants in common                            UNIF GIFT MIN ACT         Uniform Gifts to Minors Act
TEN COM         As tenants in common                                CUST                      Custodian for


For Value Received _____________________ hereby sell, assign and transfer unto
_________________________________________
(please insert social security or other identifying number of assignee) _________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________ 19__

  in presence of
_____________________                   ___________________
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